                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 1999



                        Arcadia Receivables Finance Corp.
                   Arcadia Automobile Receivables Trust 1998-E
                          (Exact name of registrant as
                            specified in its charter)


         Delaware                  333-82281                41-1743653
      (State or other             (Commission              (IRS Employer
      jurisdiction of             File Number)          Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                     75062-2729
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

     The Servicer's Certificate for the months of April 1999 through December 2000 were distributed to Noteholders on or about the 15th of the following month.

Item 7(c). Exhibits

          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate for the month of
                                  April 1999.

              20.2                Servicer's Certificate for the month of
                                  May 1999.

              20.3                Servicer's Certificate for the month of
                                  June 1999.

              20.4                Servicer's Certificate for the month of
                                  July 1999.

              20.5                Servicer's Certificate for the month of
                                  August 1999.

              20.6                Servicer's Certificate for the month of
                                  September 1999.

              20.7                Servicer's Certificate for the month of
                                  October 1999.

              20.8                Servicer's Certificate for the month of
                                  November 1999.

              20.9                Servicer's Certificate for the month of
                                  December 1999.

              20.10               Servicer's Certificate for the month of
                                  January 2000.

              20.11               Servicer's Certificate for the month of
                                  February 2000.

              20.12               Servicer's Certificate for the month of
                                  March 2000.

              20.13               Servicer's Certificate for the month of
                                  April 2000.

              20.14               Servicer's Certificate for the month of
                                  May 2000.

              20.15               Servicer's Certificate for the month of
                                  June 2000.

              20.16               Servicer's Certificate for the month of
                                  July 2000.

              20.17               Servicer's Certificate for the month of
                                  August 2000.

              20.18               Servicer's Certificate for the month of
                                  September 2000.

              20.19               Servicer's Certificate for the month of
                                  October 2000.

              20.20               Servicer's Certificate for the month of
                                  November 2000.

              20.21               Servicer's Certificate for the month of
                                  December 2000.
        -

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Michael J.  Forde
                                 ----------------------------
                                 Title: Assistant Secretary



Date: February 5, 2001

                               INDEX TO EXHIBITS

 Exhibit No.                   Description
 -----------             -----------------------

     20.1                Servicer's Certificate for the month of
                         April 1999.

     20.2                Servicer's Certificate for the month of
                         May 1999.

     20.3                Servicer's Certificate for the month of
                         June 1999.

     20.4                Servicer's Certificate for the month of
                         July 1999.

     20.5                Servicer's Certificate for the month of
                         August 1999.

     20.6                Servicer's Certificate for the month of
                         September 1999.

     20.7                Servicer's Certificate for the month of
                         October 1999.

     20.8                Servicer's Certificate for the month of
                         November 1999.

     20.9                Servicer's Certificate for the month of
                         December 1999.

     20.10               Servicer's Certificate for the month of
                         January 2000.

     20.11               Servicer's Certificate for the month of
                         February 2000.

     20.12               Servicer's Certificate for the month of
                         March 2000.

     20.13               Servicer's Certificate for the month of
                         April 2000.

     20.14               Servicer's Certificate for the month of
                         May 2000.

     20.15               Servicer's Certificate for the month of
                         June 2000.

     20.16               Servicer's Certificate for the month of
                         July 2000.

     20.17               Servicer's Certificate for the month of
                         August 2000.

     20.18               Servicer's Certificate for the month of
                         September 2000.

     20.19               Servicer's Certificate for the month of
                         October 2000.

     20.20               Servicer's Certificate for the month of
                         November 2000.

     20.21               Servicer's Certificate for the month of
                         December 2000.